The following is a supplement to the Prospectus, dated December 1, 1999, of PaineWebber PACE Select Advisors Trust (the "PACE Trust").

June 6, 2000

Dear PaineWebber PACE(SM) Investor:

The purpose of this supplement is to inform you of a change in sub-advisor for the PACE MUNICIPAL FIXED INCOME INVESTMENTS portfolio (the "Portfolio").

On May 2, 2000, the board of trustees of the PACE Trust engaged Standish, Ayer & Wood, Inc. ("Standish") to subadvise the Portfolio, replacing the current management by Deutsche Asset Management, Inc., which resigned as the sub-advisor for the Portfolio. Prior to its resignation, Deutsche Asset Management, Inc. had subadvised the Portfolio since its inception in August 1995. Standish assumed management of the Portfolio on June 1, 2000. The investment objective and policies of the Portfolio remain unchanged.

STANDISH, AYER & WOOD, INC.

Standish, Ayer & Wood, Inc., located at One Financial Center, Boston, Massachusetts 02111, is an investment manager with over $44 billion in assets under management. Founded in 1933, Standish has remained a privately held investment management firm. Ownership is shared by a limited number of employees, who are the directors of the firm.

Standish's municipal investment strategy focuses on adding value by identifying undervalued sectors or geographical regions of the municipal market; identifying individual municipal issues that are undervalued through credit research and valuation analysis; and by monitoring the relationship of the municipal yield curve to the treasury yield curve. The firm utilizes economic analyses and interest rate forecasts to make modest duration adjustments. Credit quality is assessed by in-house analysts and is used to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Security selection decisions are made by a team, including the portfolio managers, research analysts and traders.

Christine H. Psyhogeos is primarily responsible for the day-to-day management of the Portfolio. Ms. Psyhogeos is an associate director of Standish. She joined Standish in 1995 from Gannett, Welsh & Kotler, where she was a vice president responsible for municipal bond research and trading.

Standish will be paid a fee for its management of the Portfolio by Mitchell Hutchins Asset Management Inc., the Portfolio's investment manager ("Mitchell


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Hutchins").  The  overall  fee rate  paid by the  Portfolio  remains  the  same, including the allocation of the fee between Mitchell Hutchins and Standish.

If you have any questions or would like additional information, please contact your Financial Advisor.

Please retain this supplement with your PACE Trust Prospectus for future reference.

Sincerely,




/s/ Eric T. Jones
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Eric T. Jones
Senior Vice President